                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statements No. 333-21743, No. 333-39499 and No. 333-62981 of Qualix Group, Inc. on Form S-8
of our report dated July 23, 1998, appearing in this Annual Report on Form 10-K of Qualix Group, Inc. for the year ended June 30, 1998.

/s/ Deloitte & Touche LLP

San Jose, California
September 24, 1998

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